Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt	Debt
Long-term debt consisted of the following:

	December 31,
	2019	2018
LONG-TERM DEBT
5.00% / 7.00% Second Lien Notes due August 31, 2022(a)	193,660	180,894
Floating rate Revolving A Credit Facility due February 28, 2022	102,000	108,488
12.00% Revolving B Credit Facility due February 28, 2022(b)	25,788	22,875
Less: unvested restricted Second Lien Notes(c)	(323)	(1,378)
Less: unamortized discount	(57,313)	(64,491)
Less: unamortized debt issuance costs	(289)	(422)
Total long-term debt	$263,523	$245,966
Less: current portion of long-term debt	—	—
Total long-term portion	$263,523	$245,966
(a) Included in balance is interest paid in kind of $28,991 as of December 31, 2019 and $15,992 as of December 31, 2018.
(b) Included in balance is interest paid in kind of $4,288 as of December 31, 2019 and $1,375 as of December 31, 2018.
(c) Represents unvested portion of restricted Second Lien Notes issued to certain members of management (see Note 6 - Share-based compensation).
Credit Facilities
On August 31, 2017, the Company entered into the Revolving Credit and Security Agreement with PNC Bank, National Association ("PNC") as lender and as administrative and collateral agent (the “Agent”), and other lenders party thereto (the "Original ABL Credit Agreement"). The Original ABL Credit Agreement provided for a $125,000 senior secured, revolving credit facility under which the Company and four of its subsidiaries each are borrowers (collectively, in such capacity, the “Borrowers”). The obligations of the Borrowers have been guaranteed by the subsidiaries of the Company named therein as guarantors
On June 1, 2018, the Company entered into an Amendment No. 1 to the Original ABL Credit Agreement (the “Credit Agreement Amendment”) by and among the Company, the Borrowers and guarantors party thereto and the Agent and the other lenders party thereto, which amended the Original ABL Credit Agreement (as amended by the Credit Agreement Amendment, the “ABL Credit Agreement”) to provide for additional borrowing capacity.
The ABL Credit Agreement provides for an additional $25,000 last out Revolving B Credit Facility (the "Revolving B Credit Facility" and together with the Revolving A Credit Facility, the "Credit Facility"). The Credit Facility was made available in part by way of a participation in the Revolving B Credit Facility by certain of the Company’s shareholders. Borrowings under the Credit Facility will mature on February 28, 2022.
Subject to certain exceptions and permitted encumbrances, the obligations under the ABL Credit Agreement are secured by a first priority security interest in substantially all of the assets of each of the Borrowers and certain subsidiaries of the Company that are named as guarantors. The proceeds of the advances under the ABL Credit Agreement may only be used to (i) pay certain fees and expenses to the Agent and the lenders under the ABL Credit Agreement, (ii) provide for the Borrowers' working capital needs and reimburse drawings under letters of credit, (iii) repay the obligations under the Debtor-in-Possession Revolving Credit and Security Agreement dated as of July 10, 2017, by and among the Company, the lenders party thereto, and PNC, and certain other existing indebtedness, and (iv) provide for the Borrowers' capital expenditure needs, in accordance with the ABL Credit Agreement.
The Company may prepay its obligations under the ABL Credit Agreement at any time without premium or penalty, and must apply the net proceeds of material sales of collateral in prepayment of such obligations. Payments made must be applied to the Company's obligations under the Revolving A Credit Facility, if any, prior to its obligations under the Revolving B Credit Facility. In connection with an early termination or permanent reduction of the Revolving A Credit Facility prior to June 1, 2020, a 0.25% fee shall be due for the period from June 1, 2019 through May 31, 2020 on the amount of such commitment reduction, subject to reduction as set forth in the ABL Credit
Agreement. Indebtedness for borrowings under the ABL Credit Agreement is subject to acceleration upon the occurrence of specified defaults or events of default, including (i) failure to pay principal or interest, (ii) the inaccuracy of any representation or warranty of a loan party, (iii) failure by a loan party to perform certain covenants, (iv) defaults under indebtedness owed to third parties, (v) certain liability producing events relating to ERISA, (vi) the invalidity or impairment of the Agent’s lien on its collateral or of any applicable guarantee, and (vii) certain adverse bankruptcy-related and other events.
Interest on indebtedness under the Revolving A Credit Facility accrues at a variable rate based on a grid with the highest interest rate being the applicable LIBOR-based rate plus a margin of 3.0%, as set forth in the ABL Credit Agreement. Interest on indebtedness under the Revolving B Credit Facility accrues at a rate of 12.0% per annum, which will be paid in kind unless the Company elects to pay such interest in cash and the Revolving B payment conditions specified in the ABL Credit Agreement are satisfied. Additionally, the Company must pay a monthly Facility Fee equal to the product of (i) 0.25% per annum (or, if the average daily revolving facility usage is less than 50% of the maximum revolving advance amount, 0.375% per annum) multiplied by (ii) the amount by which the maximum revolving advance amount exceeds such average daily revolving facility usage for such month.
The weighted average interest rate on outstanding borrowings under the Revolving A Credit Facility for the year ended December 31, 2019 was 5.32% and the weighted average facility fee for the year was 0.25%. The Company pays certain customary recurring fees with respect to the ABL Credit Agreement. Interest expense related to the Revolving B Credit Facility of $2,913 and $1,375 was paid in kind in the years ended December 31, 2019 and December 31, 2018, respectively.
The ABL Credit Agreement includes negative covenants customary for an asset-based revolving loan. Such covenants include limitations on the ability of the Borrowers to, among other things, (i) effect mergers and consolidations, (ii) sell assets, (iii) create or suffer to exist any lien, (iv) make certain investments, (v) incur debt and (vi) transact with affiliates. In addition, the ABL Credit Agreement includes customary affirmative covenants for an asset-based revolving loan, including covenants regarding the delivery of financial statements, reports and notices to the Agent. The ABL Credit Agreement also contains customary representations and warranties and event of default provisions for a secured term loan.
The Company's ABL Credit Agreement contains a springing financial maintenance covenant requiring the Company to maintain a Fixed Charge Coverage Ratio of 1.0 to 1.0 in any Covenant Testing Period (as defined in the ABL Credit Agreement) when the Company's cash liquidity (as defined in the ABL Credit Agreement) is less than $12,500. The Company is not in a Covenant Testing Period as of December 31, 2019.
Unamortized debt issuance costs of $289 associated with the ABL Credit Agreement were recorded as a reduction in long-term debt as of December 31, 2019.
Second Lien Notes
Also on August 31, 2017, the Company entered into an indenture (the “Second Lien Notes Indenture”) with Wilmington Savings Fund Society, FSB, as trustee and collateral agent (“Indenture Agent”) and, pursuant thereto, issued approximately $164,902 in aggregate original principal amount of its Second Lien Notes, including $2,400 of restricted Second Lien Notes issued to certain members of management (see Note 6 - Share-based compensation).
The Second Lien Notes are five year senior obligations of the Company and certain of its subsidiaries, secured by a lien on all or substantially all of the assets of the Company, its domestic subsidiaries and certain of its foreign subsidiaries, which lien the Indenture Agent has agreed will be junior to the lien of the Agent under the ABL Credit Agreement. The Second Lien Notes are convertible into shares of the Company’s common stock at any time at the initial conversion price of $3.77 per share, which rate is subject to adjustment as set forth in the Second Lien Notes Indenture.
Under the Second Lien Notes Indenture, upon the conversion of the Second Lien Notes in connection with a “Fundamental Change” (as defined in the Second Lien Notes Indenture), for each $1.00 principal amount of the Second Lien Notes, that number of shares of the Company’s common stock issuable upon conversion shall equal the greater of (a) $1.00 divided by the then applicable conversion price or (b) $1.00 divided by the price paid per share of the Company's common stock in connection with such Fundamental Change calculated in accordance with the Second Lien Notes Indenture, subject to other provisions of the Second Lien Notes Indenture. Subject to certain exceptions, under the Second Lien Notes Indenture a “Fundamental Change” includes, but is not limited to, the following: (i) the acquisition of more than 50% of the voting power of the Company’s common equity by a “person” or “group” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended; (ii) the consummation of any recapitalization, reclassification, share exchange, consolidation or merger of the Company pursuant to which the Company’s common stock will be converted into cash, securities or other property; (iii) the “Continuing Directors” (as defined in the Second Lien Notes Indenture) cease to constitute at least a majority of the board of directors; and (iv) the approval of any plan or proposal for the liquidation or dissolution of the Company by the Company’s stockholders.
Upon conversion, the Company will pay and/or deliver, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, together with cash in lieu of fractional shares. The value of shares of the Company’s common stock for purposes of the settlement of the conversion right, if the Company elects to settle in cash, will be calculated as provided in the Second Lien Notes Indenture, using a 20 trading day observation period.
The Second Lien Notes are guaranteed, jointly and severally, by certain subsidiaries of the Company. The Second Lien Notes and the related guarantees are secured by a lien on substantially all of the Company’s and the guarantors’ assets, subject to certain exceptions pursuant to certain collateral documents entered by the Company and the guarantors in connection with Second Lien Notes Indenture. The terms of the Second Lien Notes contain numerous covenants imposing financial and operating restrictions on the Company’s business. These covenants place restrictions on the Company’s ability and the ability of its subsidiaries to, among other things, pay dividends, redeem stock or make other distributions or restricted payments; incur indebtedness or issue certain stock; make certain investments; create liens; agree to certain payment restrictions affecting certain subsidiaries; sell or otherwise transfer or dispose assets; enter into transactions with affiliates; and enter into sale and leaseback transactions.
The Second Lien Notes may not be redeemed by the Company in whole or in part at any time, except the Company may be required to make an offer to purchase Second Lien Notes using the proceeds of certain material asset sales involving the Company or one of its restricted subsidiaries, as described more particularly in the Second Lien Notes Indenture. In addition, if a Fundamental Change occurs at any time, each holder of any Second Lien Notes has the right to require the Company to repurchase such holder’s Second Lien Notes for cash at a repurchase price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon, subject to certain exceptions.
The Company must use the excess proceeds of material sales of collateral to make an offer of repurchase to holders of the Second Lien Notes. Indebtedness for borrowings under the Second Lien Notes Indenture is subject to acceleration upon the occurrence of specified defaults or events of default, including failure to pay principal or interest, the inaccuracy of any representation or warranty of any obligor under the Second Lien Notes, failure by an obligor under the Second Lien Notes to perform certain covenants, the invalidity or impairment of the Indenture Agent’s lien on its collateral or of any applicable guarantee, and certain adverse bankruptcy-related and other events.
Indebtedness for borrowings under the Second Lien Notes Indenture is subject to acceleration upon the occurrence of specified defaults or events of default, including failure to pay principal or interest, the inaccuracy of any representation or warranty of any obligor under the Second Lien Notes, failure by an obligor under the Second Lien Notes to perform certain covenants, the invalidity or impairment of the Indenture Agent’s lien on its collateral or of any applicable guarantee, and certain adverse bankruptcy-related and other events.
Interest on the Second Lien Notes accrues at the rate of 5.00% if paid in cash and 7.00% if paid in kind. Pursuant to the terms of the Second Lien Notes Indenture, the Company is currently paying interest on the Second Lien Notes in kind. Interest expense of $12,999 and $12,127 was paid in kind for the years ended December 31, 2019 and December 31, 2018, respectively.
Upon satisfaction of certain conditions more particularly described in the Second Lien Notes Indenture, including the deposit in trust of cash or securities sufficient to pay the principal of and interest and any premium on the Second Lien Notes, the Company may effect a covenant defeasance of certain of the covenants imposing financial and operating restrictions on the Company’s business. In addition, and subject to certain exceptions as more particularly described in the Second Lien Notes Indenture, the Company may amend, supplement or waive provisions of the Second Lien Notes Indenture with the consent of holders representing a majority in aggregate principal amount of the Second Lien Notes, and may in effect release collateral from the liens securing the Second Lien Notes with the consent of holders representing 66-2/3% in aggregate principal amount of the Second Lien Notes.
As of December 31, 2019, all of the Company's principal and interest paid in kind related to its long-term debt matures and is payable in fiscal year 2022. The Company has no other required long-term debt payments within the next five years or thereafter.
Short-term borrowings
The Company's French subsidiary is party to a local credit facility under which it may borrow against 100% of the eligible accounts receivable factored, with recourse, up to €6,500. The French subsidiary is charged a factoring fee of 0.16% of the gross amount of accounts receivable factored. Local currency borrowings on the French subsidiary's credit facility are charged interest at the daily 3-months Euribor rate plus a 1.0% margin and U.S dollar borrowings on the credit facility are 3-months LIBOR plus a 1.0% margin. The French subsidiary utilizes the local credit facility to support its operating cash needs. As of December 31, 2019 and December 31, 2018, the French subsidiary has borrowings of $2,888 and $5,498 under the local credit facility, respectively.